EATON VANCE HEXAVEST GLOBAL EQUITY FUND

EATON VANCE HEXAVEST INTERNATIONAL EQUITY FUND

Supplement to Summary Prospectuses, Prospectus and Statement of Additional Information

each dated December 1, 2020

The Board of Trustees of Eaton Vance Growth Trust, on behalf of Eaton Vance Hexavest Global Equity Fund and Eaton Vance Hexavest International Equity Fund (each, a “Fund” and together, the “Funds”), has approved the liquidation of the Funds, which are expected to take place on or about February 25, 2021 (the “Liquidation Date”). Effective as of the close of business on February 19, 2021, shares of the Funds will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, a Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of each Fund’s assets may be invested in cash and/or money market instruments. Eaton Vance Management serves as each Fund’s investment adviser and Hexavest Inc. serves as each Fund’s sub-adviser.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED DIRECTLY WITH A FUND.

Fund Shares owned in 401k, Pension and Profit Sharing Plan accounts. If you are invested in a Fund through a 401k or Pension and Profit Sharing Plan, and the Fund does not receive directions from you or the plan’s trustee, the Fund will send a liquidating distribution to the trustee in the trustee’s name.

Fund Shares owned in Traditional IRA, Roth IRA, SIMPLE, SEP and 403 Plan accounts. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date will be exchanged for shares of Eaton Vance Short Duration Government Income Fund to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  Eaton Vance Short Duration Government Income Fund has a different investment objective, principal investment strategies and risks than each Fund. Please review Eaton Vance Short Duration Government Income Fund’s prospectus carefully before exchanging your shares of a Fund. You can find Eaton Vance Short Duration Government Income Fund’s prospectus online at www.eatonvance.com/funddocuments. You can also obtain a copy of the prospectus free of charge by calling 1-800-262-1122.

If you do not wish to be invested in Eaton Vance Short Duration Government Income Fund, you must contact the Funds at 1-800-336-3025 before February 19, 2021.  Otherwise, you will be invested in the corresponding class of Eaton Vance Short Duration Government Income Fund (e.g., Class I shares of a Fund will be exchanged into Class I shares of Eaton Vance Short Duration Government Income Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not receive instructions from you before February 19, 2021, you will have been deemed to have directed the investment into Eaton Vance Short Duration Government Income Fund and consented to its fees and expenses.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (such as an individual retirement account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of a Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to February 19, 2021, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call Eaton Vance Shareholder Services at 1-800-336-3025.

Notwithstanding the foregoing, the timing of the liquidations may be extended beyond the Liquidation Date if, in the opinion of the investment adviser or sub-adviser, market conditions are unfavorable on or around the Liquidation Date. The Funds will notify shareholders of any such extension pursuant to a subsequent supplement.

February 17, 2021	37900 2.17.21